UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2004

HRH RETIREMENT SAVINGS PLAN

(Exact name of registrant as specified in its charter)

Virginia	0-15981	54-1194795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4951 Lake Brook Drive, Suite 500 Glen Allen, Virginia	23060
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 747-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 23, 2004, the HRH Retirement Savings Plan (the “Plan”) dismissed Ernst & Young LLP (“E&Y”) as the independent registered accounting firm of the Plan. Further, on November 23, 2004, the Plan engaged BDO Seidman, LLP (“BDO”) as the Plan’s new independent registered accounting firm for the year ended December 31, 2004. The change is a result of the Plan’s efforts to reduce expenses.

The report of E&Y on the financial statements of the Plan for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2003 and 2002 and through November 23, 2004 there were no disagreements with E&Y on any accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused it to make a reference to the subject matter of the disagreements in connection with its report on the Plan’s financial statements for such years.

No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred during the years ended December 31, 2003 and 2002 and through November 23, 2004.

The Plan provided a copy of the foregoing disclosures to E&Y prior to the date of the filing of this report and requested that E&Y furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Neither the Plan nor anyone on its behalf consulted with BDO during the years ended December 31, 2003 and 2002, and through November 23, 2004 regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan’s financial statements, or (iii) any matter that was either the subject of any disagreement or any reportable event as defined in paragraphs (a)(1)(iv) and (a)(1)(v) of Item 304 of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Exhibits. The following exhibit is being furnished pursuant to Item 4.01 above.

Exhibit No.	Description
16.1	Letter from E&Y to the Securities and Exchange Commission, dated as of June 21, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HRH RETIREMENT SAVINGS PLAN
(Registrant)

	By:	Hilb Rogal & Hobbs Company, Plan Administrator

Date: June 22, 2005		By:	/s/ Carolyn Jones
Carolyn Jones
Senior Vice President, Chief Financial Officer and Treasurer
Hilb Rogal & Hobbs Company

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EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from E&Y to the Securities and Exchange Commission, dated as of June 21, 2005